COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 13 - COMMITMENTS AND CONTINGENT LIABILITIES

Commitments

In the normal course of business, there are outstanding commitments and contingent liabilities such as commit-ments to extend credit, financial guarantees and letters of credit that are not reflected in the accompanying Consolidated Financial Statements. The Company does not anticipate any losses as a result of these transactions. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the Consolidated Balance Sheet. The contractual or notional amounts of those instruments reflect the extent of involvement the Company has in the particular classes of financial instruments.

Financial instruments whose contractual amounts represent credit risk at December 31 are as follows

(in thousands):

	2011	2010

Commitments to extend credit	$71,074	$54,204
Standby letters of credit	$12,127	$11,956

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Standby letters of credit represent conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These instruments are issued primarily to support bid or performance-related contracts. The coverage period for these instruments is typically a one year period with an annual renewal option subject to prior approval by management. Fees earned from the issuance of these letters are recognized at the expiration of the coverage period.

On May 10, 2011, The Company entered into an agreement of limited partnership which would generate low income housing credits for use over a ten year period. The agreement states that the Bank will acquire 10.9% interest in the partnership at a cost of $845. Seven installments that totaled of $360 were made in 2011 with the remaining balance to be paid in 2012.

At December 31, 2011, the minimum rental commitments for all non-cancelable leases are as follows

(in thousands):

2012	$181
2013	94
2014	45
2015	24

Total	$344

Contingent Liabilities

The Company and its subsidiary are involved in various legal actions from the normal course of business activities. Management believes the liability, if any, arising from such actions will not have a material adverse effect on the Company’s financial position.